UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2007.

SINOBIOMED INC. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	333-128399 (Commission File Number)	20-1945139 (IRS Employer Identification No.)

Lane 4705, No. 58, North Yang Gao Rd. Pudong New Area Shanghai, China (Address of principal executive offices)	201206 (Zip Code)

Registrant's telephone number, including area code 011-86-21-58546923

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On September 11, 2007, the Company issued 5,248,800 units (each a “Unit”) to 69 individuals/ entities due to the closing of the Company’s private placement at $1.25 per Unit for total gross proceeds of $6,561,000. Each Unit consists of one share of common stock of the Company and one-half of one share purchase warrant, with each whole warrant entitling the holder to purchase one additional share of common stock of the Company at $2.00 per warrant share until September 11, 2009. The Company believes that the issuance is exempt from registration under Regulation S promulgated under the Act as the securities were issued to the individuals/entities through an offshore transaction which was negotiated and consummated outside of the United States.

In relation to the Company’s private placement offering at $1.25 per Unit entered into with offshore investors, the Company will be paying: (i) a cash finder’s fee in the amount of $401,000 to an entity in Singapore; (ii) a cash finder’s fee in the amount of $87,500 to an individual in Hong Kong; (iii) a finder’s fee of 80,000 shares of common stock of the Company to Josephine Tang of Malaysia; (iv) a finder’s fee of 20,000 shares of common stock of the Company to an entity in Hong Kong; (v) a finder’s fee of 4,000 shares of common stock of the Company to Hareton Kam Nang Leung of Hong Kong; and (vi) a finder’s fee 3,280 shares of common stock of the Company to Jamie Liu of Taiwan. The Company believes that the finder’s fee share issuances will be exempt from registration under Regulation S promulgated under the Act as the securities will be issued to the individuals through an offshore transaction which was negotiated and consummated outside of the United States.

ITEM 8.01 OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press releases attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9 and 99.10.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
Exhibit No.	Description
Exhibit 99.1	Press Release dated June 12, 2007.
Exhibit 99.2	Press Release dated June 21, 2007.
Exhibit 99.3	Press Release dated July 10, 2007
Exhibit 99.4	Press Release dated July 18, 2007
Exhibit 99.5	Press Release dated July 25, 2007.
Exhibit 99.6	Press Release dated July 31, 2007.
Exhibit 99.7	Press Release dated August 9, 2007.
Exhibit 99.8	Press Release dated August 14, 2007.
Exhibit 99.9	Press Release dated August 21, 2007.
Exhibit 99.10	Press Release dated September 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2007

SINOBIOMED INC.

By:	/s/ Ka Yu
Name:	Ka Yu
Title:	Secretary, Treasurer and a Director